UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012

MOMENTIVE PERFORMANCE MATERIALS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-146093 (Commission File Number)	20-5748297 (IRS Employer Identification No.)

22 Corporate Woods Blvd.

Albany, NY 12211

(address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (518) 533-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Overview

Momentive Performance Materials Inc. (the “Company”) previously announced on its Current Report on Form 8-K, dated October 26, 2012, that MPM Escrow LLC and MPM Finance Escrow Corp., wholly owned special purpose subsidiaries of the Company (collectively, the “Escrow Issuers”), completed the offering of $1,100,000,000 aggregate principal amount of 8.875% First-Priority Senior Secured Notes due 2020 (the “Notes”). Pursuant to an escrow agreement dated as of October 25, 2012, among the Escrow Issuers, The Bank of New York Mellon Trust Company, N.A., as escrow agent and securities intermediary, and The Bank of New York Mellon Trust Company, N.A., as trustee under the indenture governing the Notes, the Escrow Issuers deposited the gross proceeds of the Notes, together with additional amounts necessary to redeem the Notes, if applicable, into a segregated escrow account until the date that certain escrow conditions (the “Escrow Conditions”) were satisfied. The Escrow Conditions included (i) the assumption by the Company of all obligations of the Escrow Issuers under the Notes (the “MPM Assumption”), (ii) either (a) the execution and delivery of certain amendments to the Company’s senior secured credit facilities (the “Credit Agreement Amendment”) or (b) the entry by the Company into a new asset-based lending facility (the “ABL Facility”), (iii) the execution and delivery of certain security documents and intercreditor agreements securing the Notes, and (iv) the application of the net proceeds from the issuance of the Notes to, among other things, purchase, redeem or discharge all of the Company’s outstanding $200 million aggregate principal amount of 12 1/2% Second-Lien Senior Secured Notes due 2014 (the “Second Lien Notes”).

On November 16, 2012, the Company entered into the Credit Agreement Amendment, discharged the aggregate outstanding amount of the Second Lien Notes, consummated the MPM Assumption and fully satisfied the remaining Escrow Conditions.

1.	Supplemental Indenture and First-Priority Senior Secured Notes due 2020

On November 16, 2012, pursuant to a supplemental indenture dated as of such date (the “Supplemental Indenture”), among the Company, the Note Guarantors (as defined below) and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral trustee (the “Trustee”), to an indenture, dated as of October 25, 2012, among the Escrow Issuers, MPM TopCo LLC and the Trustee (the “Indenture”), the Company assumed the obligations of the Escrow Issuers under the Notes and the Indenture. The Notes mature on October 15, 2020.

The Indenture provides that the Notes will be guaranteed on a senior secured basis by each of the Company’s existing domestic subsidiaries (other than receivables subsidiaries and U.S. subsidiaries of foreign subsidiaries) that is a guarantor under its senior secured credit facilities (the “Senior Secured Credit Facilities”) and by each of the Company’s future domestic subsidiaries (other than receivables subsidiaries and U.S. subsidiaries of foreign subsidiaries) that guarantees any debt of the Company or any Note guarantor (“Note Guarantor”). The Notes and the guarantees will be secured by first-priority pari passu liens on the collateral of the Company and the Note Guarantors under the Senior Secured Credit Facilities, subject to certain exceptions and permitted liens. After the Company enters into the ABL Facility, the Notes and the guarantees will be secured by first-priority liens in the “Notes Priority Collateral” (which generally includes most of the Company’s and its domestic subsidiaries’ assets other than the ABL Priority Collateral) and by second-priority liens on the “ABL Priority Collateral” (which generally includes most of the Company’s and its domestic subsidiaries’ inventory and accounts receivable and related assets).

The Company will pay interest on the notes at 8.875% per annum, semiannually to holders of record at the close of business on April 1 or October 1 immediately preceding the interest payment date on April 15 and October 15 of each year, commencing on April 15, 2013.

The Company may redeem some or all of the Notes before October 15, 2015 at a redemption price of 100% of the principal amount plus accrued and unpaid interest and additional interest, if any, to the redemption date, plus a make-whole premium. Thereafter, the Notes may be redeemed at the Company’s option on the redemption dates and at certain specified redemption prices. On or prior to October 15, 2015 the Company may redeem up to 35% of the aggregate principal amount of Notes with the net cash proceeds of one or more equity offerings at certain specified redemption prices.

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of certain of the Company’s subsidiaries to (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) grant liens on assets; (iii) pay dividends or make distributions to the Company’s stockholders; (iv) repurchase or redeem capital stock or subordinated indebtedness; (v) make investments or acquisitions; (vi) incur restrictions on the ability of the Company’s subsidiaries to pay dividends or to make other payments to us; (vii) enter into transactions with the Company’s affiliates; (viii) merge or consolidate with other companies or transfer all or substantially all of the Company’s assets; and (ix) transfer or sell assets.

2.	Registration Rights Agreement

On November 16, 2012, in connection with the MPM Assumption, the Company and the Note Guarantors entered into the registration rights agreement with J.P. Morgan Securities LLC, as representative of the initial purchasers, relating to, among other things, the exchange offer for the Notes and the related guarantees (as described above) (the “Registration Rights Agreement”).

Subject to the terms of the Registration Rights Agreement, the Company and the Note Guarantors will use their commercially reasonable efforts to register with the Securities and Exchange Commission (the “SEC”) notes having substantially identical terms as the Notes in connection with the offer to exchange the Notes for freely tradable exchange notes within 365 days after the issue date of the Notes (the “Effectiveness Target Date”). The Company and the Note Guarantors will use their commercially reasonable efforts to cause the registration statement for the exchange offer to be effective for not less than 20 business days.

If the Company and the Note Guarantors fail to meet these targets (a “Registration Default”), the annual interest rate on the Notes will increase by 0.25% for the first 90-day period immediately following such Registration Default. The annual interest rate on the Notes will increase by an additional 0.25% for each subsequent 90-day period during which the Registration Default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate. If the Registration Default is corrected, the applicable interest rate will revert to the original level.

3.	The Credit Agreement Amendment

On November 16, 2012, the Company, Momentive Performance Materials Holdings Inc., Momentive Performance Materials USA Inc. and Momentive Performance Materials GmbH, as the borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, entered into Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of February 10, 2011, governing the Senior Secured Credit Facilities (referred to herein as the Credit Agreement Amendment).

The Credit Agreement Amendment, among other things, (i) allows for the MPM Assumption; (ii) allows for the pari passu sharing of the collateral currently securing the Senior Secured Credit Facilities between the secured parties under such Senior Secured Credit Facilities and the holders of the notes following the MPM Assumption; (iii) increases (a) the applicable margin with respect to revolving loans to 6.00% for Eurocurrency loans and (b) the commitment fee on the unused revolving credit facility amount to 4.00%, in each case effective as of 60 days after the effective date of the Credit Agreement Amendment; (iv) increases the maximum senior secured leverage ratio to which the Company is subject from 4.25 to 1.00 to 5.25 to 1.00; and (v) modifies certain other provisions of the Senior Secured Credit Facilities. The conditions to the effectiveness of the Credit Agreement Amendment were satisfied on November 16, 2012.

As a condition precedent to the effectiveness of the Credit Agreement Amendment, a portion of the proceeds of the offering were used to repay in full all term loans and revolving loans currently outstanding under the Company’s Senior Secured Credit Facilities (without reducing the commitments of the revolving facility thereunder).

4.	First Lien Intercreditor Agreement

On November 16, 2012, JPMorgan Chase Bank, N.A., as collateral agent and authorized representative under the Senior Secured Credit Facilities, The Bank of New York Mellon Trust Company, N.A., as initial other authorized representative, the Company and the subsidiaries of the Company party thereto entered into the first lien intercreditor agreement (the “First Lien Intercreditor Agreement”).

The First Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Company’s and certain subsidiaries’ assets securing (i) the Notes and (ii) the borrowings under the Senior Secured Credit Facilities, and certain other matters relating to the administration of security interests.

5.	Second Lien Intercreditor Agreement

On November 16, 2012, JPMorgan Chase Bank, N.A., as intercreditor agent and senior-priority agent for the senior lender claims under the Senior Secured Credit Facilities, The Bank of New York Mellon Trust Company, N.A., as senior-priority agent for the senior lender claims under the Indenture, dated as of May 25, 2012, governing the Company’s $250,000,000 aggregate principal amount of 10% Senior Secured Notes due 2020 (the “1.5 Lien Notes”), trustee, collateral agent and second-priority designated agent, the Company and the subsidiaries of the Company party thereto entered into the second lien intercreditor agreement (the “Second Lien Intercreditor Agreement”).

The Second Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Company’s and certain subsidiaries’ assets securing (i) the Notes, (ii) the $1,160,687,000 aggregate principal amount of 9.0% Second-Priority Springing Lien Notes due 2021 and €132,760,000 aggregate principal amount of 9.5% Second-Priority Springing Lien Notes due 2021 (collectively, the “Second Lien Springing Notes”), (iii) the borrowings under the Senior Secured Credit Facilities, and (iv) the 1.5 Lien Notes, and certain other matters relating to the administration of security interests.

6.	Joinder to 1.5 Lien Intercreditor Agreement

On November 16, 2012, JPMorgan Chase Bank, N.A., as intercreditor agent, The Bank of New York Mellon Trust Company, N.A., as new trustee, the second-priority designated agent and a second-priority agent, the Company, and the subsidiaries of the Company named therein entered into a joinder to the Intercreditor Agreement, dated as of May 25, 2012, by and among JPMorgan Chase Bank, N.A., as intercreditor agent, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, the Company and the other subsidiaries of the Company named therein (the “1.5 Lien Intercreditor Agreement” and the joinder thereto, the “Joinder to the 1.5 Lien Intercreditor Agreement”).

Pursuant to the Joinder to the 1.5 Lien Intercreditor Agreement, the Trustee became a party to and agreed to be bound by the terms of the 1.5 Lien Intercreditor Agreement as another senior agent, as if it had originally been party to the 1.5 Lien Intercreditor Agreement as a senior agent. The 1.5 Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Company’s and certain subsidiaries’ assets securing (i) the Notes, (ii) the borrowings under the Senior Secured Credit Facilities, and (iii) the 1.5 Lien Notes, and certain other matters relating to the administration and enforcement of security interests.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, the Registration Rights Agreement, the First Lien Intercreditor Agreement, the Second Lien Intercreditor Agreement, the Joinder to the 1.5 Lien Intercreditor Agreement and the Credit Agreement Amendment, attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, and 10.1, respectively, and incorporated herein by reference.

Item 1.02	Termination of a Definitive Material Agreement.

On November 16, 2012, the Company used a portion of the net proceeds of the issuance of the Notes to irrevocably deposit with The Bank of New York Mellon Trust Company, N.A., as trustee for its Second Lien Notes, $218,819,444.44 to satisfy and to discharge its obligations under the Second Lien Notes and the Indenture, dated as of June 15, 2009, among the Company, as issuer, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral trustee, governing the Second Lien Notes. On November 16, 2012, the Company caused a notice of redemption to be made in order to redeem all of the outstanding Second Lien Notes on December 16, 2012 at a redemption price equal to 103.125% plus accrued and unpaid interest to the redemption date. In connection with the satisfaction and discharge of the Second Lien Notes, the collateral securing the Second Lien Notes was released from the lien granted in connection with the Indenture governing the Second Lien Notes.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	Supplemental Indenture, dated as of November 16, 2012, by and among Momentive Performance Materials Inc., the subsidiaries party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2	Registration Rights Agreement, dated as of November 16, 2012, by and among Momentive Performance Materials Inc., the subsidiaries party thereto and J.P. Morgan Securities LLC, as representative of the initial purchasers.

Exhibit 4.3	First Lien Intercreditor Agreement, dated as of November 16, 2012, among JPMorgan Chase Bank, N.A., as collateral agent and authorized representative under the Senior Secured Credit Facilities, The Bank of New York Mellon Trust Company, N.A., as initial other authorized representative, Momentive Performance Materials Inc. and the subsidiaries of Momentive Performance Materials Inc. party thereto.

Exhibit 4.4	Second Lien Intercreditor Agreement, dated as of November 16, 2012, among JPMorgan Chase Bank, N.A., as intercreditor agent and senior-priority agent for the senior lender claims under the Senior Secured Credit Facilities, The Bank of New York Mellon Trust Company, N.A., as senior-priority agent for the senior lender claims under the Indenture, senior-priority agent for the senior lender claims under the 1.5 Lien Notes, trustee, collateral agent and second-priority designated agent, Momentive Performance Materials Inc. and the subsidiaries of Momentive Performance Materials Inc. party thereto.

Exhibit 4.5	Joinder to the 1.5 Lien Intercreditor Agreement, dated as of November 16, 2012, among JPMorgan Chase Bank, N.A., as intercreditor agent, The Bank of New York Mellon Trust Company, N.A., as new trustee, the second-priority designated agent and a second-priority agent, Momentive Performance Materials Inc. and the subsidiaries of Momentive Performance Materials Inc. named therein.

Exhibit 10.1	Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of November 16, 2012, among Momentive Performance Materials Inc., Momentive Performance Materials Holdings Inc., Momentive Performance Materials USA Inc. and Momentive Performance Materials GmbH, as the borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date: November 20, 2012	By:	/s/ George F. Knight
George F. Knight
Senior Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of November 16, 2012, by and among Momentive Performance Materials Inc., the subsidiaries party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Registration Rights Agreement, dated as of November 16, 2012, by and among Momentive Performance Materials Inc., the subsidiaries party thereto and J.P. Morgan Securities LLC, as representative of the initial purchasers.

4.3	First Lien Intercreditor Agreement, dated as of November 16, 2012, among JPMorgan Chase Bank, N.A., as collateral agent and authorized representative under the Senior Secured Credit Facilities, The Bank of New York Mellon Trust Company, N.A., as initial other authorized representative, Momentive Performance Materials Inc. and the subsidiaries of Momentive Performance Materials Inc. party thereto.

4.4	Second Lien Intercreditor Agreement, dated as of November 16, 2012, among JPMorgan Chase Bank, N.A., as intercreditor agent and senior-priority agent for the senior lender claims under the Senior Secured Credit Facilities, The Bank of New York Mellon Trust Company, N.A., as senior-priority agent for the senior lender claims under the Indenture, senior-priority agent for the senior lender claims under the 1.5 Lien Notes, trustee, collateral agent and second-priority designated agent, Momentive Performance Materials Inc. and the subsidiaries of Momentive Performance Materials Inc. party thereto.

4.5	Joinder to the 1.5 Lien Intercreditor Agreement, dated as of November 16, 2012, among JPMorgan Chase Bank, N.A., as intercreditor agent, the Bank of New York Mellon Trust Company, N.A., as new trustee, the second-priority designated agent and a second-priority agent, Momentive Performance Materials Inc. and the subsidiaries of Momentive Performance Materials Inc. named therein.

10.1	Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of November 16, 2012, among Momentive Performance Materials Inc., Momentive Performance Materials Holdings Inc., Momentive Performance Materials USA Inc. and Momentive Performance Materials GmbH, as the borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.